UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 15, 2021
(Earliest Event Date requiring this Report: July 15, 2021)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200

Deerfield Beach, Florida 33441

(Address of principal executive offices)

(954) 570-8889, ext. 313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 3.02 Unregistered Sales of Equity Securities. On July 15, 2021, Jeffrey Guzy, a director of Capstone Companies, Inc., a Florida corporation, (“Company”) completed the exercise of a previously reported, and granted on August 6, 2016, non-qualified stock option and purchase of 100,000 shares of Company Common Stock, $0.0001 par value per share, (“Shares”) for a total purchase price of $43,500.00, or a per-share purchase price of $0.435. The Shares issued were “restricted securities” under the Securities Act of 1933, as amended., and cannot be sold, transferred, or otherwise disposed without compliance with federal and applicable state securities laws and regulations. The Company will use the proceeds from the purchase of the Shares for general working capital.

Item 7.01 Regulation FD Disclosure. The Company issued a press release in connection with the exercise of the non-qualified stock option reported in Item 3.02 above, which press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. The information disclosed under Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated 15 July 2021, by Capstone Companies, Inc. re: exercise of non-qualified stock option by Director Jeffrey Guzy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James G. McClinton

James G. McClinton, Chief Executive Officer

Dated: July 15, 2021

Exhibit 99.1	Press Release, dated 15 July 2021, by Capstone Companies, Inc. re: exercise of non- qualified stock option by Director Jeffrey Guzy